                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): March 20, 2001


                              CALICO COMMERCE, INC.
             (Exact name of Registrant as specified in its charter)


            Delaware                    000-27431                77-0373344
(State or other jurisdiction of    (Commission File No.)      (I.R.S. Employer
incorporation or organization)                               Identification No.)


                               333 West San Carlos
                           San Jose, California 95110
               (Address of principal executive offices) (Zip code)


                                 (408) 975-7400
              (Registrant's telephone number, including area code)

ITEM 2. OTHER EVENTS

        On March 20, 2001, pursuant to an Asset Purchase Agreement dated as of March 20, 2001 (the "Purchase Agreement"), by and between the Registrant, ConnectInc.com, Co., a Delaware corporation and a wholly-owned subsidiary of Registrant ("Connect"), and Digital River, Inc., a Delaware corporation ("Digital River"), Registrant sold the assets of Connect related to Connect's Market Maker business in exchange for approximately 1.63 million shares of Digital River's common stock. Those assets primarily consist of Connect's Market Maker software product and the intellectual property rights related thereto. The Purchase Agreement includes a contingent earnout whereby Registrant can receive additional shares of Digital River's common stock based upon the revenue generated by the Market Maker product, from sales by Digital River and Registrant, over the 13 months after the closing.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)     Financial Statements of Businesses Acquired.

        Inapplicable.

        (b)     Pro Forma Financial Information.

                (i) Pro Forma Condensed Balance Sheet for the Registrant for its nine month period ended December 31, 2000.

                (ii) Pro Forma Condensed Consolidated Statement of Operations of the Registrant for its fiscal year ended March 31, 2000 and its nine month period ended December 31, 2000.

        (c)     Exhibits.

        Exhibit No. Description

                2.1 Asset Purchase Agreement, dated March 20, 2001, by and between Registrant, Connect and Digital River.

                20.1    Press release of the Registrant dated March 21, 2001.



                                       2.

                              CALICO COMMERCE, INC.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)
                                   (unaudited)
                                December 31, 2000

                                            As Filed        Pro Forma
                                             In 10-Q       Adjustments         Pro
                                           (unaudited)         (a)            Forma
                                            ---------       ---------       ---------
                    ASSETS
Current Assets:
  Cash and cash equivalents ..........      $   5,232       $      --       $   5,232
  Short-term investments .............         37,055           7,842          44,897
  Accounts receivable, net ...........          7,975            (162)          7,813
  Other current assets ...............          3,939              --           3,939
                                            ---------       ---------       ---------
     Total current assets ............         54,201           7,680          61,881

Long-term investments ................          2,000              --           2,000
Property and equipment, net ..........          6,967            (560)          6,407
Intangibles and other assets, net ....         65,646         (63,825)          1,821
                                            ---------       ---------       ---------
                                            $ 128,814       $ (56,706)      $  72,108
                                            =========       =========       =========

               LIABILITIES AND
             STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable ...................      $   2,591       $      --       $   2,591
  Accrued liabilities ................         10,546             781          11,327
  Deferred revenue ...................          6,338          (1,132)          5,206
  Current portion of notes payable ...          2,138              --           2,138
  Current portion of capital lease
     obligations .....................            131              --             131
                                            ---------       ---------       ---------
     Total current liabilities .......         21,744            (351)         21,393

Notes payable, non-current ...........             --              --              --
Capital lease obligations, non-current             38              --              38
Other liabilities ....................             15              --              15
                                            ---------       ---------       ---------
                                               21,797            (351)         21,446
                                            ---------       ---------       ---------

Stockholders' equity:
  Preferred Stock ....................             --              --              --
  Common Stock .......................             35              --              35
  Additional paid-in capital .........        227,790              --         227,790
  Notes receivable from stockholders .         (1,225)             --          (1,225)
  Unearned compensation ..............           (550)             --            (550)
  Other comprehensive loss ...........             24              --              24
  Accumulated deficit ................       (119,057)        (56,354)       (175,411)
                                            ---------       ---------       ---------
     Total stockholders' equity ......        107,017         (56,354)         50,663
                                            ---------       ---------       ---------
                                            $ 128,814       $ (56,706)      $  72,108
                                            =========       =========       =========

                              CALICO COMMERCE, INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (unaudited)
                            For the Nine Months Ended
                                December 31, 2000

                                            As Filed        Pro Forma
                                             In 10-Q       Adjustments         Pro
                                           (unaudited)         (b)            Forma
                                            ---------       ---------       ---------
Net revenue:
License..................................   $ 12,785        $ (4,888)       $  7,897
Services.................................     14,400          (2,678)         11,722
                                            --------        --------        --------
    Total net revenue....................     27,185          (7,566)         19,619
                                            --------        --------        --------
Cost of net revenue:
License..................................      1,014            (293)            721
Amortization of purchased technology.....      1,449          (1,250)            199
Services (including stock-based
  compensation of $64, $0, $64
  respectively)..........................     16,458            (157)         16,301
                                            --------        --------        --------
   Total cost of net revenue.............     18,921          (1,700)         17,221
                                            --------        --------        --------
Gross profit.............................      8,264          (5,866)          2,398
                                            --------        --------        --------
Operating expenses:
  Sales and marketing (including stock-
    based compensation of $303, $0, and
    $303, respectively)..................     27,573            (987)         26,586
  Research and development (including
    stock-based compensation of $197,
    $0 and $197,respectively)............     16,498          (2,205)         14,293
  General and administrative (including
    stock-based compensation of $114,
    $0 and $114, respectively)...........      5,821              --           5,821
  Amortization of intangibles............     22,443         (21,724)            719
                                            --------        --------        --------
    Total operating expenses.............     72,335         (24,916)         47,419
                                            --------        --------        --------
Loss from operations.....................    (64,071)         19,050         (45,021)
Interest and other income, net...........      2,907              --           2,907
                                            --------        --------        --------
Net loss before taxes....................   $(61,164)       $ 19,050        $(42,114)
Provision for income taxes...............        414              --             414
                                            --------        --------        --------
Net loss.................................   $(61,578)       $ 19,050        $(42,528)
                                            ========        ========        ========
Net loss per share:
Basic and diluted........................   $  (1.79)                       $  (1.24)
                                            ========                        ========
Weighted average shares..................     34,400                          34,400
                                            ========                        ========

                              CALICO COMMERCE, INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (unaudited)
                               For the Year Ended
                                 March 31, 2000

                                            As Filed        Pro Forma
                                             In 10-K       Adjustments         Pro
                                           (unaudited)         (b)            Forma
                                            ---------       ---------       ---------
Net revenue:
License..................................   $  17,030       $ (1,712)       $ 15,318
Services.................................      18,594           (653)         17,941
                                            ---------       --------        --------
    Total net revenue....................      35,624         (2,364)         33,260
                                            ---------       --------        --------
Cost of net revenue:
License..................................       1,144           (103)          1,041
Amortization of purchased
    technology...........................         738           (278)            460
Services (including stock-based
  compensation of $152, $0, $152
  respectively)..........................      13,707            (35)         13,672
                                            ---------       --------        --------
   Total cost of net revenue.............      15,589           (415)         15,174
                                            ---------       --------        --------
Gross profit.............................      20,035         (1,949)         18,086
                                            ---------       --------        --------
Operating expenses:
  Sales and marketing (including stock-
    based compensation of $696, $0,
    and $696, respectively)..............      21,862           (274)         21,588
  Research and development (including
    stock-based compensation of $424,
    $0 and $424,respectively)..........        15,771           (490)         15,281
  General and administrative (including
    stock-based compensation of $279,
    $0 and $279, respectively).........         6,557             --           6,557
  Acquired in-process research and
    development .........................         230           (230)             --
  Amortization of intangibles............       5,778         (4,828)            950
                                            ---------       --------        --------
    Total operating expenses.............      50,198         (5,822)         44,376
                                            ---------       --------        --------
Loss from operations.....................     (30,163)         3,873         (26,290)
Interest and other income, net...........       2,362             --           2,362
                                            ---------       --------        --------
Net loss before taxes....................   $ (27,801)      $  3,873        $(23,298)
Provision for income taxes...............          --             --              --
                                            ---------       --------        --------
Net loss.................................   $ (27,801)      $  3,873        $(23,298)
                                            =========       ========        ========
Net loss per share:
Basic and diluted........................   $   (1.36)                      $  (1.17)
                                            =========                       ========
Weighted average shares..................      20,450                         20,450
                                            =========                       ========


Note: Amounts for stock compensation previously reported in the Income Statement for the year-ended March 31, 2000, have been reclassified to conform to the current presentation in the Company's fiscal 2001 Form 10-Q's. The reclassification had no effect on income as previously reported.

Calico Commerce, Inc. NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a)  Pro Forma Condensed Consolidated Balance Sheet Adjustments:

The pro forma condensed consolidated balance sheet assumes that the sale of the Market Maker business to Digital River, Inc. occurred as of December 31, 2000. Assumptions and adjustments to reflect the Market Maker business sale in the condensed consolidated balance sheet include:

To reflect the estimated net proceeds and loss on sale of the Market Maker business to Digital River:


    $7,842 Sales price based on the fair market value of shares received on the close of market on March 20, 2001.

      (706) Estimated costs resulting directly from the sale including transaction, legal and accounting fees.

     7,136          Estimated net proceeds

       335 Asset purchase agreement adjustments to net operating assets of Market Maker business as of December 31, 2000

   (63,825) Net intangible assets of Market Maker business as of December 31, 2000

  ($56,354)         Estimated loss

The asset purchase agreement between the two parties dated March 20, 2001 provides that, pursuant to an earn-out, Calico may earn additional shares of Digital River's common stock based upon the revenue generated by the Market Maker product from sales by Digital River and Calico over the 13 months after the closing. As this additional consideration is of a contingent nature, it has not been reflected in the pro forma condensed consolidated financial statements or adjustments.

Net asset purchase agreement adjustments of $335 include (i) ($162) of accounts receivable with respect to maintenance associated with stand-alone Market Maker product, (ii) ($560) of computers, office equipment and software, (iii) ($75) of accrued liabilities for miscellaneous obligations, and (iv) $1,132 of deferred revenue.

(b)  Pro Forma Condensed Consolidated Statement of Operations Adjustments:

The pro forma adjustments are to eliminate results of operations of Market Maker business from historical financial statement amounts and relate entirely to the Market Maker business. The pro forma condensed consolidated statements of operations assume that the sale of the Market Maker business to Digital River occurred as of January 31, 2000. The acquisition of the Market Maker business from ConnectInc.com closed on January 31, 2000, and accordingly the Calico statement of operations for the year ended March 31, 2000, reflects activity of the Market Maker business from January 31, 2000 to March 31, 2000. The statements do not include the loss on the disposal or the costs related to the sale.

Sales and marketing and research and development costs represent the direct cost associated with people transferred to Digital River in connection with this transaction and direct selling commissions and do not represent the total cost of sales and marketing or research and development for the Market Maker product.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CALICO COMMERCE, INC.
                                       (Registrant)


Date: April 4, 2001                    By: /s/ Les Wright
                                          --------------------------------------
                                          Les Wright
                                          Chief Financial Officer
                                          (Principal Financial and
                                          Accounting Officer)



                                       3.

                                 EXHIBIT INDEX


Exhibit
  No.                              Document
-------                            --------
  2.1           Asset Purchase Agreement, dated March 20, 2001, by and
                between Registrant, Connect and Digital River.

 20.1           Press release of the Registrant dated March 21, 2001.